UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2007

SOUTHERN STAR ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

20-2514234

(IRS Employer Identification No.)

155 – 110 Cypress Station Drive, Houston, Texas 77090

(Address of principal executive offices and Zip Code)

(604) 307-4274

(Registrant's telephone number, including area code)

307-1178 Hamilton Street, Vancouver, B.C., Canada V6B 2S2

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Consulting Agreement

Effective November 22, 2007, we entered into a consulting agreement between our company and Larry Keller, whereby Larry Keller has agreed to provide consulting services to our company in consideration for, among other things: (i) the payment by our company to Mr. Keller of a consulting fee of $175 per hour; (ii) the grant of a stock option to purchase up to 500,000 shares of our common stock at a price of $1.09 per share, exercisable until November 22, 2009; and (iii) a cash bonus of $25,000 per well upon the successful completion of our company’s following three wells: Lincoln Atkins 18-1; Lincoln Atkins 8-1; and Atkins 18-2.

Please review the consulting agreement, filed as Exhibit 10.1 to this current report on Form 8-K for a complete description of all of the terms and conditions of the agreement.

Stock Option Agreement

On November 22, 2007, we entered into a stock option agreement with Larry Keller granting him the right to purchase up to an aggregate of 500,000 shares of our common stock at an exercise price of $1.09 per share exercisable for a period of two years pursuant to our Stock Option Plan. The 500,000 stock options shall vest in accordance with the following schedule:

(i)	two hundred and fifty thousand (250,000) stock options shall vest on November 22, 2007, and
(ii)	two hundred and fifty thousand (250,000) stock options shall vest on November 22, 2008.

Mr. Keller will only be able to exercise the options if he is a consultant at the time of exercise of any such options.

Please review the stock option agreement, filed as Exhibit 10.2 to this current report on Form 8-K for a complete description of all of the terms and conditions of the stock option agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On November 22, 2007, we granted stock options to Larry Keller to purchase up to an aggregate of 500,000 shares of our common stock at an exercise price of $1.09 per share, exercisable until November 22, 2009. The options are subject to vesting provisions as set forth in the stock option agreement dated November 22, 2007. We issued the stock options to one US person (as that term is defined in Regulation S of the Securities Act of 1933) who is an accredited investor, relying on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

10.1	Consulting Agreement dated November 22, 2007 with Larry Keller;
10.2	Stock Option and Subscription Agreement dated November 22, 2007 with Larry Keller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN STAR ENERGY INC.

By: /s/ Eric Boehnke

Name: Eric Boehnke

Title: Chief Executive Officer and director

Dated: December 6, 2007

CW1560831.1